UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 9, 2009 (January 6, 2009)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0243150

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(502) 585-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 9.01	Financial Statement and Exhibits
SIGNATURES
Exhibit Index:

EX 1.1
Underwriting Agreement, dated January 6, 2009, by and among Brown-Forman Corporation, Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Barclays Capital Inc. and Wachovia Capital Markets, LLC.

EX 4.1	Officers’ Certificate dated January 9, 2009, pursuant to the Indenture dated April 2, 2007, setting forth the terms of the Notes.

EX 4.2	Global note — 2014 Notes.
Previously Filed Exhibit Index:

EX 4.1
Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

Item 1.01	Entry into a Material Definitive Agreement
On January 9, 2009, Brown-Forman Corporation (the “Company”) completed the sale of $250,000,000 aggregate principal amount of its 5% Notes due 2014 (the “Notes”). The Notes bear interest at a fixed rate equal to 5% per year, payable semi-annually, and have a 5.08% effective yield. The Company’s previous 5-year notes, issued in 2007, carried a yield of 5.21% . The proceeds from the Notes will be used for general corporate purposes.
The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) dated January 6, 2009 among the Company, Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Barclays Capital Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 2, 2007 between the Company and U.S. Bank National Association, as trustee.
The Notes mature on February 1, 2014. The Company may redeem the Notes, in whole or part, from time to time pursuant to the “make whole” provision set forth in the Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding series of Notes may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.
The Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 (File Number 333-140317), filed with the Securities and Exchange Commission on January 30, 2007, as supplemented by the preliminary prospectus supplement filed on January 6, 2009 and the prospectus supplement filed on January 7, 2009.
The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes and the global note, representing the Notes, which are filed as exhibits to this report and are incorporated herein by reference or are otherwise incorporated into this report by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
Exhibit Index:

Exhibit	Description

1.1
Underwriting Agreement, dated January 6, 2009, by and among Brown-Forman Corporation, Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Barclays Capital Inc. and Wachovia Capital Markets, LLC.

Exhibit	Description
4.1	Officers’ Certificate dated January 9, 2009, pursuant to the Indenture dated April 2, 2007, setting forth the terms of the Notes.

4.2	Global note — 2014 Notes.
Previously Filed Exhibit Index:

4.1
Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation (Registrant)
January 9, 2009	/s/ Nelea A. Absher
(Date)	Nelea A. Absher
Vice President, Associate General Counsel and Assistant Corporate Secretary